UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re General DataComm Industries, Inc.         Case No. 01-11101
                                                Reporting Period: September 2002

                               MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           N/A       (1)
     Bank Reconciliation (or copies of debtor's
        bank reconciliations)                   MOR-1 (CON'T)   N/A       (1)
     Copies of bank statements                                  N/A       (1)
     Cash disbursements journals                                N/A       (1)
Statement of Operations                         MOR-2           N/A       (1)
Balance Sheet                                   MOR-3            X      (1),(2)
Status of Postpetition Taxes                    MOR-4           N/A
    Copies of IRS Form 6123 or payment receipt                  N/A       (1)
    Copies of tax returns filed during reporting period         N/A       (1)
Summary of Unpaid Postpetition Debts            MOR-4           N/A       (1)
    Listing of aged accounts payable                            N/A     (1),(3)
Accounts Receivable Reconciliation and Aging    MOR-5           N/A       (1)
Debtor Questionnaire                            MOR-5            X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  11/21/02
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


(1) General DataComm Industries, Inc. is a holding company. Cash flow activity and results of operations for the individual companies owned by General DataComm Industries, Inc. are presented in the respective Monthly Operating Reports of such subsidiaries.

(2) The Holding Company's balance sheet is principally comprised of a vacant former headquarters facility held for sale, secured and unsecured debt, other miscellaneous amounts, and stockholders equity.

(3) The Company operates under one centralized accounts payable system managed and operated by General DataComm, Inc. All Company-related accounts payable, if any, are included in the accounts payable listing attached to the MOR for General DataComm, Inc.


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR
                                                                         (9/99)

In re General DataComm Industries, Inc.         Case No. 01-11101
          Debtor                                Reporting Period: September 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH      4,048       0       0      0              4,048           265         128            0
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS                                                                                              0            0
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES                                                                 0            0            0            0
ACCOUNTS RECEIVABLE           1,375                                     1,375        1,772       23,800       26,910
LOANS AND ADVANCES                                                          0            0            0            0
SALE  OF  ASSETS                                                            0            0            0            0
TRANSFERS FROM OPER ACCT                                                    0          848            0        4,203
OTHER                            92                                        92           20        3,556        4,231
TRANSFERS  (FROM  DIP ACCTS)    450                                       450          581        6,007        7,972
                                                                            0            0            0            0
-----------------------------------------------------------      --------------------------     -------------------------
    TOTAL  RECEIPTS           1,917       0       0      0              1,917        3,221       33,363       43,316
-----------------------------------------------------------      --------------------------     -------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     -------------------------
NET PAYROLL                                                                 0            0            0            0
PAYROLL TAXES                                                               0            0            0            0
SALES, USE, & OTHER TAXES                                                   0            0            0            0
INVENTORY PURCHASES                                                         0            0            0            0
SECURED/ RENTAL/ LEASES                                                     0            0            0            0
INSURANCE                                                                   0            0            0            0
ADMINISTRATIVE                                                              0            0            0            0
SELLING                                                                     0            0            0            0
UTILITIES                                                                   0            0            0            0
INTEREST                                                                    0            0            0            0
FREIGHT                                                                     0            0            0            0
LOAN PAYMENTS                   140                                       140           45        2,472        5,405
OTHER (ATTACH LIST)                                                         0            0            0            0
 - ADEQUATE PROTECTION          250                                       250          250        1,750        2,000
 - MISC                                                                     0            0            0            0
 - REPAIRS & MAINT.                                                         0            0            0            0
 - TRAVEL                                                                   0            0            0            0
 - SECURITY SERVICES                                                        0            0            0            0
 - TEMPORARY LABOR                                                          0            0            0            0
 - BANK CHARGES                                                             0            0            0            0
OWNER DRAW *                                                                0            0            0            0
TRANSFERS (TO DIP ACCTS)      1,238                                     1,238        2,328       14,525       25,972
WIRE TRANSFERS MADE ON
  BEHALF OF INC.              1,032                                     1,032        1,140       11,439       10,216

PROFESSIONAL FEES                                                           0            0            0            0
U.S. TRUSTEE QUARTERLY FEES                                                 0            0            0            0
COURT COSTS                                                                 0            0            0            0
OUTSTANDING CHECKS                                                          0            0            0            0
-----------------------------------------------------------      --------------------------     ------------------------
TOTAL DISBURSEMENTS           2,660       0       0       0             2,660        3,763       30,186       43,593
-----------------------------------------------------------      --------------------------     ------------------------
NET CASH FLOW                  (743)      0       0       0      0       (743)        (542)       3,177         (277)
 (RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      --------------------------     ------------------------
CASH - END OF MONTH           3,305       0       0       0      0      3,305         (277)       3,305         (277)
------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH ACTUAL COLUMN):
TOTAL DISBURSEMENTS                                       2,660
  LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS       2,270
  PLUS:  ESTATE DISBURSEMENTS MADE BY
           OUTSIDE SOURCES (i.e. FROM  ESCROW ACCOUNTS)       0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE          -----
   QUARTERLY FEES                                           390
                                                          =====
Reconciliation of Final Cash Balance:
  General DataComm Industries MOR:
     American National Bank              15
     Bank of New York                 3,290
                                      -----
                                      3,305
                                      -----
Total Cash Reported Above:            3,305
                                      =====

In re General DataComm Industries, Inc.       Case No. 01-11101
               Debtor                         Reporting Period: September 2002

                           STATEMENT OF OPERATIONS (1)
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                 Cumulative
REVENUES                                              Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                            $0                  0
Less:  Returns and Allowances                                                 0
Net Revenue                                               $0                  0
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Service                                            0                  0
Gross Profit                                               0                  0
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                                 0                  0
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees                                  0                  0
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation               0                  0
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses           0                  0
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income - sale of real estate                     3,319              3,319
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items          3,319              3,319
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from
  Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Mexico
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses                              0
Income Taxes
-------------------------------------------------------------------------------
Net Profit (Loss)                                     $3,319            $3,319
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                     FORM MOR-2
(1) See Note 1 on the cover page of this MOR.

In re General DataComm Industries, Inc.                       Case No. 01-11101
           Debtor                              Reporting Period: September 2002


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  General DataComm Industries, Inc.      Case No.  01-11101
              Debtor                          Reporting Period:  September 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF          BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH        PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents             3,305                      58
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                         0                       0
Notes Receivable (Mexico)                       134
Inventories
Prepaid Expenses                                  0                    -291
Professional Retainers
Other Current Assets (attach schedule)            0                     476
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         $3,439                    $243
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
  (Building held for sale)                                            6,639
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                                         2,983
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                   $    0                  $3,656
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Intercompany Receivable                     266,986                 280,734
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                         $266,986                $280,734
-------------------------------------------------------------------------------
TOTAL ASSETS                               $270,425                $284,633
-------------------------------------------------------------------------------

                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities
 (attach schedule)
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                   $0                      $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt                                 27,870                  34,655
Priority Debt
Unsecured Debt                                6,043                  11,795
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES              $33,913                 $46,450
-------------------------------------------------------------------------------
TOTAL LIABILITIES                           $33,913                 $46,450
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock                                 4,116                   4,116
Additional Paid-In Capital                  191,320                 191,495
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition             44,011                  44,011
Retained Earnings - Postpetition             -1,496
Treasury Stock                               -1,439                  -1,439
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                           $236,512                $238,183
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       $270,425               $284,633
==============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3
                                                                       (9/99)
Note:  See Notes 1 and 2 on the cover page of this MOR.

In re: General DataComm Industries, Inc.       Case No. 01-11101
               Debtor                          Reporting Period: September 2002


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Deferred Income Tax                                                   308
  Deposits                                                                7
  Tax Receivable                                                        161

-------------------------------------------------------------------------------
Other Assets
  Intercompany Receivable                        217,809            229,447
  Investment in Subsidiaries                      49,177             51,283
  Other                                                                   4

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities


Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                        (9/99)

In re General DataComm Industries, Inc.        Case No. 01-11101
               Debtor                          Reporting Period:  September 2002

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-------------------------------------------------------------------------------
                      Beginning  Amount                                 Ending
                        Tax      Withheld    Amount    Date   Check No.    Tax
                      Liability or Accrued    Paid     Paid   or EFT   Liability
-------------------------------------------------------------------------------
Federal
-------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
-------------------------------------------------------------------------------
   Total Federal Taxes
-------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
-------------------------------------------------------------------------------
   Total State and Local
-------------------------------------------------------------------------------
Total Taxes
-------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                         (9/99)
Note:
   See Notes 1, 2 and 3 on cover page of MOR.

In re General Datacomm Industries, Inc.        Case No. 01-11101
                              Debtor           Reporting Period: September 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                     Yes      No
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide
   an explanation below.                                                  X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If
   yes, provide an explanation below.                                     X

3. Have all postpetition tax returns been timely filed?  If
   no, provide an explanation below.                                      X -(a)

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                         X

--------------------------------------------------------------------------------
(a) - Have not yet filed income tax returns that were due postpetition covering prepetition period.

                                                                   FORM MOR-5
                                                                       (9/99)